EXHIBIT 10.7

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE

No. 1

Warrant to subscribe for shares of
Common Stock                                                     April ___, 2004


                          YUKON GOLD CORPORATION, INC.
                             STOCK PURCHASE WARRANT

               VOID AFTER April ____, 2006 (the "Expiration Date")
               ---------------------------------------------------

                                ________________


         THIS CERTIFIES that, for value received, the undersigned party identified on the signature page hereof (the "Investor"), or registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from Yukon Gold Corporation, Inc, a Delaware corporation (hereinafter called the "Company"), at any time and from time to time on or after the conversion of the Promissory Note of even date herewith by the Investor (as further provided in Section __ hereof), subject to adjustment as hereinafter provided, up to __________________ fully paid, nonassessable shares of the Company's Common Stock, $0.0001 par value ("Common Stock"), at a price of $____ per share, as from time to time to be adjusted as hereinafter provided, being hereinafter referred to as the "Warrant Price", subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

         Section 1. Exercise of Warrant. (a) This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Agent of the Company, Medallion Capital Corp. at 347 Bay Street, Suite 408, Toronto, Ontario M5H 2R7 (or at such other agency or office of the Company in the United States or Canada as it may designate by notice in writing to the holder hereof at the address of the holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check for the number of shares of Common Stock being purchased.



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


         In the event of an exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so exercised. With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant..

         Section 2.  Adjustments to Warrant Price.

                  (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding of Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

                  (b) Reorganization, Reclassification, Exchange, Consolidation, Merger or Sale. If any (i) capital reorganization, exchange or reclassification of the capital stock of the Company or (ii) consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation (other than a Change of Control Transaction) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange therefor, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Warrant or Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, exchange, conversion, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrants.



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

                  (c) Stock to be Reserved. The Company will at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, if any, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

         Section 3.  No Stockholder Rights or Liabilities.

                  This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 4. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify the Company or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         Section 5. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the holder to such holder at the address shown on the records of the Company or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Company at the offices of the Agent of the Company, Medallion Capital Corp, at 347 Bay Street, Suite 408, Toronto, Ontario M5H 2R7, or at such other address as shall have been furnished to the holder by notice from the Company.



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

         Section 9. Termination. This Warrant shall terminate upon the earlier to occur of the Expiration Date or redemption by the Company.

         IN WITNESS WHEREOF, YUKON GOLD CORPORATION, INC. has executed this Warrant on and as of the day and year first above written.


                                        YUKON GOLD CORPORATION, INC.

                                        By: ____________________________
                                            Stafford Kelley, Secretary

[Corporate Seal]

Attest:

_____________________
Secretary



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

                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT

                                                              Date:_____________

To Yukon Gold Corporation, Inc.:

      The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase all of the shares of Common Stock covered by such Warrant and herewith and tenders $_______________ in full payment of the purchase price.

                                        Name of Holder:

                                        By: _______________________
                                        Address: __________________

                                                 __________________







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